UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2026

Enviri Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor		19103
Philadelphia,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

(267)	857-8715
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	NVRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 4, 2026, Enviri Corporation (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”).

At the Special Meeting, the Company’s stockholders considered two proposals in connection with the sale of the Company’s Clean Earth business (“Clean Earth”) to Veolia Environnement S.A., a French société anonyme (“Veolia”), for an aggregate cash consideration of $3.04 billion (subject to customary adjustments), each of which is summarized below and described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) and first mailed to the Company’s stockholders on April 3, 2026.

Proposal No. 1 (the “Transaction Proposal”): To approve and adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated November 20, 2025, by and among the Company, CLEH, Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of the Company (“CE Holdings”), Enviri LLC, a Delaware limited liability company and a direct wholly owned subsidiary of CE Holdings, Veolia, and Liberty Merger Sub Inc., a Delaware corporation and wholly owned indirect subsidiary of Veolia ("Merger Sub"), and the merger of Merger Sub with and into CE Holdings, with CE Holdings surviving the merger as an indirect wholly owned subsidiary of Veolia (the “Merger”).

Proposal No. 2 (the “Non-Binding Merger-Related Executive Compensation Proposal”): To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement (the “Separation Agreement”), dated November 20, 2025, by and among the Company, CE Holdings, Veolia, and Enviri II Corporation, a newly formed Delaware corporation and a direct wholly owned subsidiary of the Company (“New Enviri”).

As of the close of business on March 20, 2026, the record date for the Special Meeting, there were 82,704,523 shares of the Company’s common stock, par value $1.25 per share (“Common Stock”), outstanding and entitled to vote on each matter presented for vote at the Special Meeting. At the Special Meeting, 70,182,188 shares of Common Stock, or approximately 84.85% of the outstanding shares of Common Stock entitled to vote, were represented in person or by proxy, which constituted a quorum for the transaction of business at the Special Meeting.

At the Special Meeting, the Company’s stockholders approved the Transaction Proposal, but did not approve the Non-Binding Merger-Related Executive Compensation Proposal. In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, from time to time, if necessary, desirable or appropriate, to solicit additional votes for the approval of the Transaction Proposal if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Transaction Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

The final voting results for each proposal are set forth below.

Transaction Proposal

At the Special Meeting, the Transaction Proposal was approved, having received “FOR” votes from holders of a majority of the outstanding shares of Common Stock entitled to vote on the Transaction Proposal at the Special Meeting. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
69,861,257	144,168	176,763

Non-Binding Merger-Related Executive Compensation Proposal

At the Special Meeting, the Non-Binding Merger-Related Executive Compensation Proposal was not approved, having not received “FOR” votes from holders of a majority of the votes present in person or by proxy at the Special Meeting and entitled to vote on the proposal. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
14,466,837	54,341,070	1,374,280

Closing of the Merger is subject to satisfaction or waiver of the conditions set forth in the Merger Agreement, including with respect to effectiveness of the Form 10 Registration Statement of New Enviri. The Company anticipates that the Merger will be completed mid-year 2026.

A copy of the press release, dated May 4, 2026, announcing the results of the Special Meeting is attached hereto as Exhibit 99.1 and is incorporated by reference.

Forward-Looking Statements

The nature of the Company's business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the "safe harbor" provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the expected timing, completion and effects of the transactions contemplated by the Merger Agreement and the Separation Agreement, including the sale of Clean Earth and the spin-off of New Enviri; statements about management's confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as "may," "could," "expect," "anticipate," "intend," "believe," "likely," "estimate," "outlook," "plan," "contemplate," "project," "target" or other comparable terms.

Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the Company's ability to complete the transactions contemplated by the Merger Agreement and the Separation Agreement on the terms expected, in a timely manner or at all; (2) the possibility that the Merger and the Separation of Clean Earth may not ultimately achieve the expected benefits; (3) the Company's ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (4) the Company’s inability to comply with applicable environmental laws and regulations; (5) the Company’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (6) various economic, business, and regulatory risks associated with the waste management industry; (7) the seasonal nature of the Company's business; (8) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment, and the competitive nature of the industries in which the Company operates; (9) the outcome of any disputes with customers, contractors and subcontractors; (10) the financial condition of the Company's customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (11) higher than expected claims under the Company’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (12) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (13) the Company's ability to negotiate, complete, and integrate strategic transactions and joint ventures with strategic partners; (14) the Company’s ability to effectively retain key management and employees, including due to unanticipated changes to demand for the Company’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) the Company's inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (16) failure to effectively prevent, detect or recover from breaches in the Company's cybersecurity infrastructure; (17) changes in the worldwide business environment in which the Company operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which the Company conducts business; (19) unforeseen business disruptions in one or more of the many countries in which the Company operates due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s operations; (22) the Company’s ability to comply with financial covenants and obligations to financial counterparties; (23) the Company’s outstanding indebtedness and exposure to derivative financial instruments that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company's pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company's SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the SEC. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated May 4, 2026 announcing the results of the Special Meeting of Stockholders.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRI CORPORATION

Date: May 4, 2026	By:	/s/ Russell C. Hochman

Russell C. Hochman
President and Chief Operating Officer